Supplement dated September 8, 2017 to the following:

Premier Accumulation Life® Prospectus dated May 1, 2007 as supplemented

Accumulation Life® Prospectus dated April 30, 1998 as supplemented

CompleteSM Variable Life Insurance, A Patented FutureSystem™ Life Model Design
to Prospectus dated May 1, 2012 as supplemented

CompleteSM Advisor Variable Life Insurance, A Patented FutureSystem™ Life Model Design
to Prospectus dated May 1, 2012 as supplemented

Notice of Liquidation
Pioneer Variable Contracts Trust (the "Trust") has authorized the liquidation of the Pioneer Emerging Markets VCT Portfolio on or about November 1, 2017 ("Liquidation Date"). Furthermore, the Trust will no longer accept purchases of Pioneer Emerging Markets VCT Portfolio shares effective October 31, 2017.

You will need to transfer your Policy Value out of the Sub-account invested in the Pioneer Emerging Markets VCT Portfolio and provide us with updated investment instructions by following the procedures described in the policy prospectus. On the Liquidation Date, if we have not received transfer instructions from you, we will transfer any remaining Policy Value in the Sub-account invested in the Pioneer Emerging Markets VCT Portfolio to the Sub-account invested in the Fidelity VIP Government Money Market Portfolio available under your policy. Until we receive new investment instructions from you, any premium payments received on or after the Liquidation Date and allocated to the Sub-account invested in the Pioneer Emerging Markets VCT Portfolio will be directed to the Sub-account invested in the Fidelity VIP Government Money Market Portfolio available under your policy.